UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Consent Solicitation Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

MOBIQUITY TECHNOLOGIES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transactions applies: N/A

(2)	Aggregate number of securities to which transactions applies: N/A

(3)	Per unit price or other underlying value of transactions computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)	Proposed maximum aggregate value of transactions: N/A

(5)	Total fee paid: N/A

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: N/A

(2)	Form, Schedule or Registration Statement No.: N/A

(3)	Filing Party: N/A

(4)	Date Filed: N/A

MOBIQUITY TECHNOLOGIES, INC.

35 Torrington Lane

Shoreham, NY 11786

(516) 246-9422

January          , 2019

Notice of CONSENT SOLICITATION

Dear Stockholder:

The Board of Directors of Mobiquity Technologies, Inc., a New York corporation (the “Company,” “we,” “us” or “our”), is providing you the accompanying consent solicitation statement on Schedule 14A (the “Consent Solicitation Statement”) in order to obtain from the Company’s stockholders written consents approving and authorizing the following two Actions: (i) a certificate of amendment (the “Certificate of Amendment”) to the Company’s certificate of incorporation to increase the number of authorized shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”), from 900,000,000 to 2,000,000,000, with the number of authorized shares of Preferred Stock, $.0001 par value remaining at 5,000,000 and (ii) 2018 Employee Benefit and Consulting Services Compensation Plan (the "Plan") with 30 million shares of common stock underlying the Plan. Such approval and authorization by the stockholders is herein referred to as the “Actions.”

The Actions are described in more detail in the accompanying Consent Solicitation Statement and the Certificate of Amendment is attached as Annex A thereto and the Plan is in Annex B.

We have established the close of business on December 31, 2018 as the record date for determining stockholders entitled to submit written consents. Stockholders constituting the holders of a majority of voting power of the Company’s outstanding Common Stock and outstanding Series AAAA and Series C Preferred Stock entitled to vote thereon, voting together, as of the close of business on the record date, must consent in order for the Actions to be approved by stockholders.

The Company’s Board of Directors recommends that all stockholders consent to the Actions by marking the box entitled “FOR” and submitting to the Company the Actions by Written Consent form, which is attached as Annex C to the Consent Solicitation Statement. To be counted, your properly completed and executed Actions by Written Consent form must be received by the Company on or before 5:00 p.m. Eastern Time on February 6, 2019 (the “Expiration Date”), subject to early termination or extension of the Expiration Date at the Company’s discretion.

The Consent Solicitation Statement is being sent on or about January 4, 2019 to stockholders of record of the Company’s capital stock as of December 31, 2018. The date of the accompanying Consent Solicitation Statement is January 4, 2019.

Very truly yours,

/s/ Dean L Julia
Dean L. Julia
Chief Executive Officer

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MOBIQUITY TECHNOLOGIES, INC.

35 Torrington Lane

Shoreham, NY 11786

(516) 246-9422

CONSENT SOLICITATION STATEMENT

This Consent Solicitation Statement is being furnished in connection with the solicitation of written consents (the “Consent Solicitation”) of the stockholders of Mobiquity Technologies, Inc. (the “Company,” “we,” “our,” or “us”) approving and authorizing the following two Actions: (i) a certificate of amendment (the “Certificate of Amendment”) to the Company’s certificate of incorporation to increase the number of authorized shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”), from 900,000,000 to 2,000,000,000, with the number of authorized shares of Preferred Stock, $.0001 par value remaining at 5,000,000 and (ii) 2018 Employee Benefit and Consulting Services Compensation Plan (the "Plan") with 30 million shares of common stock underlying the Plan. Such approval and authorization by the stockholders is herein referred to as the “Actions.”

Our Board of Directors (the “Board”), unanimously approved and authorized the Certificate of Amendment and the Plan in December 2018 and recommends that stockholders consent to the Actions.

The Company has decided to seek the written consent of stockholders through a consent solicitation process rather than holding a special meeting of stockholders in order to eliminate the costs and management time involved in holding a special meeting. The Increase in Authorized Shares is intended to enable us to engage in possible future financings and accomplish other corporate purposes as the Board determines in its discretion, including reserving common shares for issuance under outstanding common stock equivalents(i.e. preferred stock, options, warrants, convertible notes) for which we have an insufficient number of authorized common shares. These corporate purposes may include future financings, acquisitions, stock options and other equity benefits.

Voting materials, which include this Consent Solicitation Statement and an Actions by Written Consent form (attached hereto as Annex C), are being mailed to stockholders of record on or about January 4, 2019. Our Board set the close of business on December 31, 2018 as the record date for the determination of stockholders entitled to act with respect to the Consent Solicitation (the “Record Date”).

Final results of this Consent Solicitation are expected to be published in a Current Report on Form 8-K by the Company and posted on its website in satisfactions of the notice requirement under Section of the Business Corporation Law (“BSC”).

Important notice regarding the availability of voting materials for the Actions:

This Consent Solicitation Statement and the Actions by Written Consent form are also available on the Internet at the following address: https://www.cstproxy.com/mobiquity/[_______].

Stockholders who wish to consent must deliver their properly completed and executed Actions by Written Consent form to the Company by mail, facsimile or email so that it is received on or before 5:00 p.m. Eastern Time on February 6, 2019 (the “Expiration Date”). The Company reserves the right (but is not obligated), in its sole discretion and subject to applicable law, at any time prior to the Expiration Date to (i) terminate the Consent Solicitation for any reason, including if the consent of stockholders holding a majority of the Company’s outstanding shares of capital stock has been received; or (ii) amend the terms of the Consent Solicitation (including to extend the Expiration Date). The Company reserves the right (but is not obligated) to accept any written consent received by any other reasonable means or in any form that reasonably evidences the giving of consent to the approval of the Actions.

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The entire cost of furnishing this Consent Solicitation Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Consent Solicitation Statement to the beneficial owners of our voting securities held of record by them, and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Our executive offices are located at 35 Torrington Lane, Shoreham, NY 11786 and our telephone number is (516) 246-9422.

VoteS Required; MANNER OF APPROVAL

Stockholder approval of the Actions will be effective upon our receipt of the written consent, not previously revoked, of the holders of a majority of voting power of outstanding Common Stock and Preferred Stock entitled to vote thereon, voting together as a single class. Each share of Common Stock is entitled to one vote. The outstanding voting Preferred Stock of the Company consists of both Series AAAA Preferred Stock and Series C Preferred Stock. Each outstanding share of Series AAAA Preferred Stock of which there are 800 shares, shall have the voting rights equal to one hundred thousand (100,000) shares of Common Stock until converted into Common Shares, except as otherwise required by applicable state law. The 1500 outstanding shares of Series C Preferred Stock which is held by one person has the voting rights of 300,000,000 common shares. The outstanding two shares of Series B Preferred Stock, 850,588 shares of Series AAA and 240,000 shares of Series AA Preferred Stock have no voting rights, except as required by law. As of the Record Date, there were outstanding approximately _____ shares of Common Stock entitled to votes, 1,500 shares of Series C Preferred Stock entitled to 300,000,000 votes, and 800 shares of Series AAAA Preferred Stock entitled to 80,000,000 votes.

The failure to submit a written consent or, if your shares are held in “street name,” to give appropriate instructions to your broker or nominee, will have the same effect as voting against the Actions. Abstentions also have the same effect as voting against the Actions.

If your shares are held in a brokerage account in your broker’s name (“street name”), you have the right to direct your broker or nominee to consent or withhold consent with regard to the Actions. You should follow the instructions provided by your broker or nominee. You may complete and mail an instruction card to your broker or nominee or, if your broker allows, submit voting instructions to your broker by telephone or the internet. If you provide specific voting instructions by mail, telephone or the internet, your broker or nominee will vote your shares as you have directed. If you do not provide voting instructions to your broker or nominee, your broker or nominee may not use its discretion to consent or withhold consent with regard to the Actions.

The Company’s Board of Directors recommends that all stockholders consent to the Actions by marking the boxes entitled “FOR” and submitting to the Company an executed Actions by Written Consent form, which is attached as Annex C to this Consent Solicitation Statement, by mail, facsimile or email so that it is received on or before 5:00 p.m. Eastern Time on the Expiration Date. If you sign and send in an Actions by Written Consent form but do not indicate how you want to vote as to the Actions, your consent form will be treated as a consent “FOR” the Actions.

REVOCATION OF CONSENTS

Written consents may be revoked or withdrawn by any stockholder at any time before the Expiration Date or earlier termination of the Consent Solicitation or effective date of the Actions, as applicable. A notice of revocation or withdrawal must specify the record stockholder’s name and the number of shares being withdrawn. After the Expiration Date, all written consents previously executed and delivered and not revoked will become irrevocable. Revocations may be submitted to the Corporate Secretary of the Company by the same methods as written consents may be submitted, as set forth in the Actions by Written Consent form attached hereto as Annex C.

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PROPOSED ACTIONS #1:

APPROVAL OF CERTIFICATE OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO

EFFECT AN INCREASE IN OUR AUTHORIZED SHARES OF COMMON STOCK

Upon recommendation of the Board, stockholders of the Company are being asked to execute written consents approving and authorizing a certificate of amendment (the “Certificate of Amendment”) to the Company’s certificate of incorporation to increase the number of authorized shares of common stock, par value $0.001 per share, of the Company (“Common Stock”), from 900,000,000 to 2,000,000,000, with the number of authorized shares of Preferred Stock, $.0001 par value remaining at 5,000,000. The Company intends to effect the Increase in Authorized Shares by filing with the State of New York, Department of State, the Certificate of Amendment, a copy of which has been attached hereto as Annex A, promptly following the effective date of the Actions (as described below under the heading “Effective Date of the Actions; Required Consent”).

Purpose and Effects of the Certificate of Amendment

Under our Certificate of Incorporation in effect as of the date of this Consent Solicitation Statement, we currently have authorized capital stock of 905,000,000 shares, of which 90,000,000 are designated as Common Stock and 5,000,000 are designated as Preferred Stock. As of the Record Date, the Company had a total of        shares of Common Stock outstanding, excluding: 240,000 outstanding shares of Series AA Preferred Stock convertible into 12,000,000 shares of Common Stock: 850,588 outstanding shares of Series AAA Preferred Stock convertible into 8,558,800 shares of common stock and warrants to purchase 8,558,800 common shares; 1,500 outstanding shares of Series C Preferred Stock convertible into 150,000,000 shares of Common Stock and warrants to purchase a like number of common shares; and 800 shares of Series AAAA Preferred Stock convertible into 80,000,000 shares of Common Stock and warrants to 120,000,000 shares of Common Stock;         issuable upon the exercise of outstanding warrants;           shares of Common Stock issuable upon the exercise of outstanding stock options; and           shares of Common Stock issuable upon conversion of outstanding convertible promissory notes. Accordingly, our outstanding common shares are currently           and our reserve for common shares is          , which exceeds our authorized common shares of 900,000,000 by           shares (the “unreserved shares”).

The increase in the authorized number of shares of Common Stock as a result of the Certificate of Amendment will enable us to reserve the unreserved shares of common stock, which shares are in excess of our currently available unissued authorized common stock and later engage in possible future financings and accomplish other corporate purposes as the Board determines in its discretion. These corporate purposes may include future financings, the issuance of Common Stock upon the exercise or conversion of outstanding convertible or equity-based securities, acquisitions and issuances of stock options and other equity benefits.

Anti-Takeover Effects of an Increase in Authorized Shares

Release No. 34-15230 of the Staff of the SEC requires disclosure and discussion of the effects of any Actions, including the proposal discussed herein, that may be used as an anti-takeover mechanism. The Certificate of Amendment will result in an increase in the number of authorized but unissued and unreserved shares of our Common Stock and could, under certain circumstances, have an anti-takeover effect, although this is not the purpose or intent of our Board. An increase in the number of authorized shares of Common Stock could have other effects on our stockholders, depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. An increase in our outstanding shares could potentially deter takeovers, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change of control or takeover more difficult. For example, we could issue additional shares so as to dilute the stock ownership or voting rights of persons seeking to obtain control without our agreement. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Increase in Authorized Shares therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the Increase in Authorized Shares may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal.

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Effective Date of the Actions; Required Consent

Pursuant to BSC Section 615, the Actions will become effective on such date as the Company has received, in accordance with such section, written consents, not previously revoked, signed by holders of a majority of the voting power of outstanding Common Stock and Preferred Stock entitled to vote thereon, voting together as a single class, each as of the close of business on the Record Date, so long as such written consents are delivered within 60 days of the Record Date. The Company intends to effect the Increase in Authorized Shares by filing with the State of New York, Department of State the Certificate of Amendment, a copy of which has been attached hereto as Annex A, promptly following the effective date of the Actions. The Certificate of Amendment will not affect the relative voting power or equity interest of any stockholder. However, additional shares of Common Stock would continue to be available for issuance from time to time in the future. The shares issued pursuant to the Increase in Authorized Shares would dilute the percentage ownership interest of existing holders of our Common Stock and Preferred Stock and the value of the shares held by such stockholders may be diluted if shares are issued below what current stockholders paid for their shares.

Board Recommendation

The Board recommends that stockholders consent to the Certificate of Amendment to increase in the number of authorized shares of Common Stock by marking the box entitled “FOR” and submitting to the Company the Actions by Written Consent form, which is attached as Annex C to this Consent Solicitation Statement.

PROPOSAL TO RATIFY, ADOPT AND APPROVE THE COMPANY’S

2018 EMPLOYEE BENEFIT AND CONSULTING SERVICES COMPENSATION PLAN

Purpose of Proposal

In December 2018, the Company’s Board of Directors approved our 2018 Employee Benefit and Consulting Services Compensation Plan (the “2018 Plan”) (appended to this Information Statement as “Annex B”) covering 30,000,000 common shares. The Board of Directors is asking the Company’s stockholders to ratify, adopt and approve the 2018 Plan. The material features of the Plan are described below.

Administration

Our Board of Directors, Compensation Committee or both, in the sole discretion of our Board, will administer the 2018 Plan. The Board, subject to the provisions of the 2018 Plan, has the authority to determine and designate employees and consultants to whom awards shall be made and the terms, conditions and restrictions applicable to each award (including, but not limited to, the option price, any restriction or limitation, any vesting schedule or acceleration thereof, and any forfeiture restrictions). The Board or Compensation Committee may, in its sole discretion, accelerate the vesting of awards. Our Compensation Committee must approve all grants of Options and Stock Awards issued to our executive officers or directors.

Types of Awards

The 2018 Plan is designed to enable us to offer certain officers, employees, directors and consultants of us and our subsidiaries equity interests in us and other incentive awards in order to attract, retain and reward such individuals and to strengthen the mutuality of interests between such individuals and our stockholders. In furtherance of this purpose, the 2018 Plan contains provisions for granting incentive and non-statutory stock options and Common Stock Awards.

STOCK OPTIONS. A "stock option" is a contractual right to purchase a number of shares of Common Stock at a price determined on the date the option is granted. The option price per share of Common Stock purchasable upon exercise of a stock option and the time or times at which such options shall be exercisable shall be determined by the Board at the time of grant. Such option price shall not be less than 100% of the fair market value of the Common Stock on the date of grant. The option price must be paid in cash, money order, check or Common Stock of the Company. The Options (excluding Incentive Stock Options) may also contain at the time of grant, at the discretion of the Board, certain cashless exercise provisions.

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Options shall be exercisable at the times and subject to the conditions determined by the Board at the date of grant, but no option may be exercisable more than ten years after the date it is granted. If the Optionee ceases to be an employee of our company for any reason other than death, any option originally granted as an Incentive Stock Option exercisable on the date of the termination of employment may be exercised for a period of thirty days or until the expiration of the stated term of the option, whichever period is shorter. In the event of the Optionee's death, any originally granted Incentive Stock Option exercisable at the date of death may be exercised by the legal heirs of the Optionee from the date of death until the expiration of the stated term of the option or six months from the date of death, whichever event first occurs. In the event of disability of the Optionee, any originally granted Incentive Stock Options shall expire on the stated date that the Option would otherwise have expired or 12 months from the date of disability, whichever event first occurs. The termination and other provisions of a non-statutory stock option shall be fixed by the Board of Directors at the date of grant of each respective option.

COMMON STOCK AWARD. "Common Stock Award" is shares of Common Stock that will be issued to a recipient at the end of a restriction period, if any, specified by the Board if he or she continues to be an employee, director or consultant of us. If the recipient remains an employee, director or consultant at the end of the restriction period, the applicable restrictions will lapse and we will issue a stock certificate representing such shares of Common Stock to the participant. If the recipient ceases to be an employee, director or consultant of us for any reason (including death, disability or retirement) before the end of the restriction period unless otherwise determined by the Board, the restricted stock award will be terminated.

Eligibility

The Company's officers, employees, directors and consultants of Mobiquity and its subsidiaries are eligible to be granted stock options, and Common Stock Awards. Eligibility shall be determined by the Board or our Compensation Committee; however, all Options and Stock Awards granted to officers and directors must be approved by our Compensation Committee.

Termination or Amendment of the 2018 Plan

The Board may at any time amend, discontinue, or terminate all or any part of the 2018 Plan, provided, however, that unless otherwise required by law, the rights of a participant may not be impaired without his or her consent, and provided that we will seek the approval of our stockholders for any amendment if such approval is necessary to comply with any applicable federal or state securities laws or rules or regulations.

Awards

SHARES SUBJECT TO THE PLAN

The maximum number of shares of Common Stock that may be issued pursuant to awards granted under the 2018 Plan is 30,000,000. Such shares may be either authorized and unissued shares or issued shares reacquired by the Company and held in treasury. The Plan does not limit the number of shares of Common Stock with respect to which options or Stock Awards may be granted to any individual during any calendar year, except there are limits in the case of Incentive Stock Options to those established by the Internal Revenue Code of 1986, as amended. The aggregate number of shares issuable under the 2018 Plan and the number of shares subject to options and awards to be granted under the Plan are subject to adjustment in the event of certain mergers, reorganizations, consolidations, recapitalizations, dividends (other than a regular cash dividend), stock split or other change in corporate structure affecting the Common Stock. Shares subject to options that expire, terminate or are canceled unexercised, shares of stock that have been forfeited to the Company and shares that are not issued as a result of forfeiture or termination of an award may be reissued under the Plan.

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FEDERAL TAX CONSEQUENCES

The Federal income tax discussion set forth below is intended for general information only. State and local income tax consequences are not discussed, and may vary from locality to locality.

INCENTIVE STOCK OPTIONS. Incentive stock options granted under the 2018 Plan are designed to qualify for the special tax treatment for incentive stock options provided for in the Internal Revenue Code (the "Code"). Under the provisions of the Code, an optionee who at all times from the date of grant until three months before the date of exercise is an employee of the Company, and who does not dispose of the shares of Common Stock obtained upon exercise of his incentive stock option for two years after the date of grant and holds those shares for at least one year after exercise, will recognize no taxable income on either the grant or exercise of such option and will recognize capital gain or loss on the sale of the shares. If such shares are held by the optionee for the required holding period, the Company will not be entitled to any tax deduction with respect to the grant or exercise of the option. If such shares are sold by the optionee prior to the expiration of the holding periods described above, the optionee will recognize ordinary income upon such disposition. Upon the exercise of an incentive stock option, the optionee will incur an item of tax preference equal to the excess of the fair market value of the shares at the time of exercise over the exercise price, which may subject the optionee to the alternative minimum tax.

NON-QUALIFIED OPTIONS. Under present Treasury regulations, an optionee who is granted a non-qualified option will not realize taxable income at the time the option is granted. In general, an optionee will be subject to tax for the year of exercise on an amount of ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the option price, and the Company will receive a corresponding deduction. Income tax withholding requirements apply upon exercise. The optionee's basis in the shares so acquired will be equal to the option price plus the amount of ordinary income upon which he is taxed. Upon subsequent disposition of the shares, the optionee will realize capital gain or loss, long-term or short-term, depending upon the length of time the shares are held after the option is exercised.

COMMON STOCK AWARDS. Recipients of shares of restricted Common Stock that are not "transferable" and are subject to "substantial risk of forfeiture" at the time of grant will not be subject to Federal income taxes until lapse or release of the restrictions on the shares. The recipient's income and the Company's deduction will be equal to the fair market value of the shares on the date of lapse or release of such restrictions.

Purpose of Action No. 2

The purpose of Action No. 2, which is to approve the 2018 Plan consisting of 30,000,000 shares, is to have sufficient availability of shares under the 2018 Plan to attract top tier talent to help grow the Company and to provide for the long term compensation needs of the Company’s employees, officers, directors and certain consultants, to compensate such persons with the direct issuance of Common Stock and/or options to purchase Common Shares, as an additional incentive to perform their responsibilities and to align their interests with those of the Stockholders. Appendix B provides a copy of the 2018 Plan.

Other Potential Effects of the 2018 Plan

If the 2018 is approved by Stockholders, all the Common Shares subject to the 2018 Plan, may be issued by the Board of Directors and/or a Compensation Committee established to administer the 2018 Plan, without the need to obtain further Stockholder approval prior to issuance of Common Shares and/or options under the 2018 Plan.

NO DISSENTERS’ RIGHTS

No dissenters’ or appraisal rights are available to the Company's stockholders as of the Record Date under the BSC , the Certificate of Incorporation or the bylaws of the Company in connection with the Actions.

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INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Consent Solicitation Statement, no officer or director or any associate of such person has any substantial interest in the matters acted upon by our Board and stockholders, other than his or her role as a stockholder, officer or director.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our voting stock as of December 31, 2018 by:

●       each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of any class of our voting stock;

●       each “named executive officer” of the Company,

●       each of our directors; and

●       all executive officers and directors as a group.

Unless otherwise noted below, the address of each person listed on the table is c/o Mobiquity Technologies, Inc. at the address set forth herein. To our knowledge, each person listed below has sole voting and investment power over the shares shown as beneficially owned except to the extent jointly owned with spouses or otherwise noted below.

Beneficial ownership is determined in accordance with the rules of the SEC. The information does not necessarily indicate ownership for any other purpose. Under these rules, shares of stock which a person has the right to acquire (i.e., by the exercise of any option or the conversion of such person’s outstanding Preferred Stock) within 60 days after December 31, 2018 are deemed to be beneficially owned and outstanding for purposes of calculating the number of shares and the percentage beneficially owned by that person. However, these shares are not deemed to be beneficially owned and outstanding for purposes of computing the percentage beneficially owned by any other person. The percentage of shares owned as of December 31, 2018 is based upon ______ shares of Common Stock outstanding on that date.

Name and Address of Beneficial Owner	Shares of Common Stock	Number of Shares Underlying Convertible Preferred Stock, Options and Warrants	Total Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Stockholders
Clyde Berg/Carl Berg (1)
Glen Eagles Acquisitions LP (2)
Gopher Protocol, Inc. (3)
Lokesh Mehta (4)

Directors and Executive Officers
Paul Bauersfeld (5)
Dean L. Julia (6)
Sean Trepeta (7)
Sean McDonnell (8)
Thomas Arnost(9)
Gene Salkind (10)
Anthony Iacovone (11)
Deepanker Katyal (12)
All Officers and directors as a group(seven persons) (9)
______________________
*	Less than one percent.

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(1)	Clyde Berg directly owns 4,966,667 shares and Berg & Berg Enterprises directly owns 2,050,000 shares. The Clyde J. Berg Trust owns 666,666 shares of common stock. Berg & Berg Enterprises also owns 680,267 shares of Series AAA Preferred Stock which are convertible into 68,026,670 shares of common stock. In the event the 680,2671 shares of Series AAA preferred stock is converted, then the beneficial ownership by the Bergs will increase to 75,710,003 shares ( %). The amounts shown in the table and the footnotes reflect the combined ownership of all these accounts.
(2)	Consists of shares of 150,000,000 shares of Common Stock.
(3)	Consists of shares of common stock and 800 shares of Series AAAA Preferred Stock convertible into 80,000,000 shares of common stock and warrants to purchase 120,000,000 common shares.
(4)	Based upon shares of common stock and options to purchase shares
(5)	Based upon shares of common stock and options to purchase shares.
(6)	Based upon shares of common stock and warrant/options to purchase common shares.
(7)	Based upon shares of common stock and warrants/options to purchase common shares.
(8)	Based upon shares of common stock and warrants/options to purchase common shares.
(9)	Based upon shares of common stock and warrants/options to purchase common shares.
(10)	Includes shares of common stock and 1500 shares of Series C Preferred Stock convertible into 150,000,000 shares of common stock and warrants to purchase 150,000,000 common shares.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMAtION

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). You can read our SEC filings, including the Consent Solicitation Statement, at the SEC’s website at www.sec.gov.

You may read and copy this information at the SEC’s Public Reference Room at 100 F Street, N.E., Washington D.C. 20549, at prescribed rates. You may obtain information regarding the operation of the public reference room by calling the SEC at 1-800-SEC-0330.

The SEC also maintains a website (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC.

Our website can be accessed at www                   . The information contained on, or that may be obtained from, our website is not, and shall not be deemed to be, a part of this Consent Solicitation Statement.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The SEC allows us to “incorporate by reference” information from other documents that we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this Information Statement. Information in this Information Statement supersedes information incorporated by reference that we filed with the SEC prior to the date of this Information Statement.

We incorporate by reference into this Information Statement the information or documents listed below that we have filed with the SEC:

•	our annual report on Form 10-K for the fiscal year ended December 31, 2017;
•	our quarterly reports on Form 10-Q for the fiscal quarter ended March 31, 2018, June 30, 2018 and September 30, 2018; and
•	our Current Reports on Form 8-K filed with the SEC in 2018.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS AND OTHER

INFORMATION CONTAINED IN THIS CONSENT SOLICITATION STATEMENT

Certain information set forth in this Consent Solicitation Statement and documents incorporated herein by reference may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act that are intended to be covered by the “safe harbor” created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “could,” “would,” “seek,” “intend,” “plan,” “goal,” “project,” “estimate,” “anticipate” “strategy,” “future,” “likely” or other comparable terms and references to future periods. All statements other than statements of historical facts included in this Consent Solicitation Statement and documents incorporated herein by reference regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Examples of forward-looking statements include, among others, statements we make regarding the filing of the Certificate of Amendment and the potential uses of the increased number of authorized shares of Common Stock resulting from such Actions.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include those described in the Risk Factors and in Management’s Discussion and Analysis of Financial Condition and Results of Operations sections in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and quarterly reports on form 10-Q for the quarters ended March 31, 2018, June 30, 2018 and September 30, 2018.

Any forward-looking statement made by us in this Consent Solicitation Statement or any document incorporated herein by reference is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as may be required under applicable law. We anticipate that subsequent events and developments will cause our views to change. You should read this Consent Solicitation Statement completely and with the understanding that our actual future results may be materially different from what we expect. Our forward-looking statements do not reflect the potential impact of any future acquisitions, merger, dispositions, joint ventures or investments we may undertake. We qualify all of our forward-looking statements by these cautionary statements.

FUTURE PROPOSALS OF STOCKHOLDERS

Requirements for Stockholder Proposals to Be Considered for Inclusion in the Company’s Proxy Materials. Stockholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to the 2019 annual meeting of stockholders, if any, must be received by              , 2018. In addition, all proposals will need to comply with Rule 14a-8 of the Exchange Act, which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals must be delivered to the Company’s CEO at the address set forth herein.

Requirements for Stockholder Proposals to Be Brought Before the 2019 Annual Meeting of Stockholders. Notice of any director nomination or other proposal that you intend to present at the 2019 annual meeting of stockholders, if any, but do not intend to have included in the proxy statement and form of proxy relating to the 2019 annual meeting of stockholders, must be delivered to the Company’s Secretary at the address set forth herein not earlier than the close of business on              , 2018 and not later than the close of business on              , 2019. In addition, your notice must set forth the information required by our bylaws with respect to each director nomination or other proposal that you intend to present at the 2019 annual meeting of stockholders.

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ANNEX A

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

MOBIQUITY TECHNOLOGIES, INC.

Under Section 805 of the Business Corporation Law

It is hereby certified that:

1.       The name of the Corporation is Mobiquity Technologies, Inc.

2.       The Certificate of Incorporation of the Corporation was filed by the Department of State on March 26, 1998 under the name Ace Marketing & Promotions, Inc.

3.       The Certificate of Incorporation is amended as follows:

To amend Article FOURTH of the Certificate of Incorporation to increase the authorized number of shares of Common Stock. Currently the corporation is authorized to issue 900,000,000 common shares at $.0001 par value. The corporation shall add 1,100,000,000 common shares at a $.0001 par value for a total of 2,000,000,000 common shares with a $.0001 par value. The corporation’s authorized 5,000,000 preferred shares at $.0001 par value shall remain unchanged. Accordingly, Article FOURTH of the Certificate of Incorporation is hereby amended and changed in its entirety, to now read as follows:

“FOURTH. The total number of shares of stock which the corporation shall have authority to issue is two billion and five million (2,005,000,000), of which two billion (2,000,000,000) shares, par value of one-tenth of a mil ($.0001) each, amounting in the aggregate to two hundred thousand ($200,000) dollars, shall be common stock and of which five million (5,000,000) shares, par value of one-tenth of a mil ($.0001) each, amounting in the aggregate to five hundred ($500) dollars, shall be preferred stock.

The voting powers, designations, preferences and relative, participating optional or other rights, if any, and the qualifications, limitations or restrictions, if any, of the preferred stock, in one or more series, shall be fixed by one or more resolutions providing for the issue of such stock adopted by the Corporation's board of directors, in accordance with the provisions of Section 502 of the Business Corporation Law of New York and the board of directors is expressly vested with authority to adopt one or more such resolutions.”

4.       Pursuant to Section 803(a) of the Business Corporation Law, this amendment to the Certificate of Incorporation was authorized by unanimous consent of the board of directors of the Corporation on December , 2018 pursuant to Section 708(b) of the Business Corporation Law and by a majority of the outstanding shares entitled to vote at a meeting of stockholders of the Corporation pursuant to Section 602(c) of the Business Corporation Law.

IN WITNESS WHEREOF, the undersigned hereby affirms that statements made herein are true and under penalties of perjury.

Dated: , 2018	MOBIQUITY TECHNOLOGIES, INC.

By:
Dean L. Julia, Chief Executive Officer

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Annex B

MOBIQUITY TECHNOLOGIES, INC.

2018 EMPLOYEE BENEFIT AND CONSULTING SERVICES COMPENSATION PLAN

SECTION 1. INTRODUCTION

1.1        Establishment. Mobiquity Technologies, Inc., a New York corporation (the “Company”), hereby establishes a plan of long-term stock-based compensation incentives for selected Eligible Participants (defined below) of the Company and its affiliated corporations. This plan was adopted on December 17, 2018 (the “Adoption Date”) by the Board of Directors, subject to stockholder ratification within one year and shall be known as the 2018 Employee Benefit and Consulting Services Compensation Plan (the "Plan"). The effective date of the Plan and duration of the Plan is set forth in section 17 herein.

1.2       Purpose. The purpose of the Plan is to further the success of the Company and its Subsidiaries by making available Common Stock of the Company for purchase by eligible directors, officers, consultants and key employees of the Company and its Subsidiaries and thus to provide an additional incentive to such personnel to continue to serve the Company and its Subsidiaries and to give them a greater interest as stockholders in the success of the Company. It is intended that this Plan be considered an "Employee Benefit Plan" within the meaning of Regulation 405 of the Securities Act of 1933, as amended (the "1933 Act").

The Company intends this Plan to enable the Company to issue, pursuant hereto, Incentive Stock Options as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). The Company also intends this Plan to enable it to issue similar options which will not, however, be qualified as Incentive Stock Options (also known as "Non-Statutory Stock Options”) and to issue stock in exchange for services rendered.

The Plan shall become effective as provided in Section 17, provided; however, Incentive Stock Options may not be exercised and will be void and of no further force and effect if the Plan is not approved by stockholders within 12 months of the Adoption Date of the Plan.

SECTION 2. DEFINITIONS

The following definitions shall be applicable to the terms used in the Plan:

2.1       "Affiliated Corporation" means any corporation that is either a parent corporation with respect to the Company or a subsidiary corporation with respect to the Company (within the meaning of Sections 424(e) and (f), respectively, of the Code).

2.2       “Board” means the Board of Directors of the Company.

2.3       "Committee" means a committee designated by the Board of Directors to administer the Plan or, if no committee is so designated, the Board of Directors. The Board of Directors, in its sole discretion, may at any time remove any member of the Committee and appoint another Director to fill any vacancy on the Committee. The Committee shall consist of at least two members of the Board of Directors, preferably (but not required) all of whom are Non-Employee Directors. For the purposes of the Plan, a director or member of the Committee shall qualify as a “Non-Employee Director” only if such person qualifies as a Non-Employee Director within the meaning of paragraph (b)(3)(i) of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

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2.4       "Common Stock" means the Company's $.0001 par value voting common stock.

2.5       "Company" means Mobiquity Technologies, Inc., a New York corporation.

2.6       “Disability” means permanent total disability as defined in the Code.

2.7        "Effective Date" means the effective date of the Plan, as set forth in Section 17 hereof.

2.8        "Eligible Participant" or "Participant" means any employee, director, officer, consultant, or advisor of the Company who is determined (in accordance with the provisions of Section 4 hereof) to be eligible to receive stock and exercise stock options hereunder. Not withstanding the foregoing, no consultant or advisor shall receive options unless such person is eligible to receive same under an employee benefit plan which would be filed under a Form S-8 Registration Statement.

2.9       “Fair Market Value” with respect to Common Stock means fair market value of a share of Common Stock as determined as of the date of grant in accordance with Section 422(c)(7) of the Code and the Regulations applicable thereto. In this respect, the Fair Market Value of the Common Stock shall be determined as follows:

(i)       If the Common Stock is listed on or quoted on any established stock exchange or a national market system, including without limitation, NYSE Alternext US LLC, the NASDAQ National Market or the NASDAQ SmallCap Market, its fair market value shall be the mean between the high and low sales price for such stock on such exchange or system on the date of such grant, as reported in The Wall Street Journal or such other source as the Board deems reliable, or, if none, shall be the mean of the closing “bid” and “ask” prices, if any, for the Common Stock on the date of such grant, as reported in The Wall Street Journal or such other source as the Board deems reliable, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations;

(ii)       If the Common Stock is not then listed or quoted on any established stock exchange or national market system, including without limitation, the NASDAQ National Market or the NASDAQ SmallCap Market or the OTC Electronic Bulletin Board, its fair market value shall be the average of the “bid” prices, if any, for the Common Stock on the date of such grant, as reported in National Daily Quotation Service or such other source as the Board deems reliable; or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations; and

(iii)       If the Fair Market Value of the Common Stock cannot be determined under either (i) or (ii) of Section (c) above, the Fair Market Value thereof shall be determined in good faith by the Board.

(iv)       Regardless of (i) or (ii) of Section (c) above, if the last sales price is reported, that value should be used.

2.10      “Grant” means the action of the Board or Committee at the time of grant of an Option or direct issuance of a share of Common Stock.

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2.11      "Incentive Stock Option" means any incentive stock option as defined in Section 422(b) of the Code granted to an individual for any reason connected with his employment by the Company at the time of the granting of a given option under the Plan.

2.12     "Modification" means any change in the terms of an option which would constitute a "modification" as defined in Section 424(h)(3) of the Code, including, without limitation, such a modification to an option as effected by a change in the Plan and any other change in the Plan which would increase the number of shares reserved for options under the Plan, materially change the administration of the Plan (except as permitted in paragraphs 4(c) hereof) or that would otherwise materially increase the benefits accruing to, or available for, participants in the Plan; provided, however, that registration of Option shares under the Securities Act of 1933, as amended, shall not be deemed a Modification.

2.13      "Non-Statutory Stock Option" means any option granted under this Plan other than an Incentive Stock Option.

2.14      "Option" means the grant to an Eligible Participant of a right to acquire shares of Restricted Stock of the Company, unless said shares are duly registered, and thus freely tradable, pursuant to a Grant of Option approved by the Committee and executed and delivered by the Company. "Options" means any Incentive Stock Option or Non-Statutory Stock Option, unless otherwise indicated or required by context.

2.15     "Registered Stock" means shares of Common Stock, $.0001 par value, of the Company underlying an Option which, if specified in the written Option are, upon issuance, freely tradable by virtue of having been registered with the Securities and Exchange Commission on a Form S-8 Registration Statement, or another appropriate registration statement, and which shares have been issued subject to the "blue sky" provisions of any appropriate state jurisdiction. Special resale restrictions may, however, apply to officers, directors, control shareholders and affiliates of the Company and such individuals or entities will be required to obtain an opinion of counsel as regards their ability to resell shares received pursuant to this Plan.

2.16     “Subsidiary” means any corporation which is a “subsidiary corporation” as defined in Section 424(f) of the Code, and the regulations thereto.

2.17     "10% Stockholder" means a person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of Company or of any parent or subsidiary of the Company after giving effect to the attribution of stock ownership provisions of Section 424(d) of the Code.

2.18     "Stock" or "Restricted Stock" means shares of Common Stock, $.0001 par value, of the Company issuable directly under the Plan or underlying the grant of the Option, which are, upon issuance, subject to the restrictions set forth in Section 11 herein.

References in these definitions to provisions of the Code shall, when appropriate to effectuate the purposed of this Plan, be deemed to be references to such provisions of the Code and regulations promulgated thereunder as the same may be from time to time amended or to successor provisions to such provisions. Terms defined elsewhere in this Plan shall have the meanings set forth in such respective definitions. The term "Subsidiary" or "Subsidiaries" shall be deemed to include any parent corporation (if any) as defined in Section 424(e) of the Code. Wherever appropriate, words used in the Plan in the singular may mean the plural, the plural may mean the singular, and the masculine may mean the feminine.

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SECTION 3. ADMINISTRATION OF THE PLAN

The Plan is a plan of long-term stock-based compensation incentives for selected Eligible Participants of the Company. In the absence of contrary action by the Board, and except for action taken by the Committee pursuant to Section 4 in connection with the determination of Eligible Participants, any action taken by the Committee or by the Board with respect to the implementation, interpretation or administration of the Plan shall be final, conclusive and binding. This Plan may be administered by the Committee, the Board or both, in the sole discretion of the Board.

SECTION 4. ELIGIBILITY AND AWARDS

The Committee shall determine at any time and from time to time after the Effective Date of the Plan: (i) the Eligible Participants; (ii) the number of shares of Common Stock issuable directly or to be granted pursuant to the Option which an Eligible Participant may exercise; (iii) the price per share at which each Option may be exercised, including the form of consideration to be paid, or the value per share if a direct issue of stock; and (iv) the terms on which each Option may be granted. Such determination, may from time to time be amended or altered at the sole discretion of the Committee. Options granted to officers and/or directors of the Company shall be granted by the Board, or by the Committee, if the Committee is composed of all members who are Non-Employee Directors.

SECTION 5. GRANT OF OPTION

Subject to the terms and provisions of this Plan, the terms and conditions under which the Option may be granted to an Eligible Participant shall be established by the Committee and the Grant of an Option hereunder shall be in the form attached hereto as Appendix A and made a part hereof and containing such changes thereto and such other provisions as the Committee, in its sole discretion, may determine. Notwithstanding the foregoing provisions of this Section 5, each Grant of Option shall incorporate the provisions of this Plan by reference.

Options may be granted after the Effective Date by the Committee and instruments evidencing such grant(s) may similarly be so issued, but in each case where Incentive Stock Options are granted, such Incentive Stock Options and such instruments shall be subject to the approval and ratification of the Plan by the stockholders of the Company within one year of the Effective Date of the Plan, and notwithstanding anything in the Plan that may be deemed to be to the contrary, no Incentive Stock Option may be exercised unless and until such approval and ratification is obtained. In the event such approval and ratification shall not be obtained, all Incentive Stock Options that may have been granted pursuant to the Plan shall be converted into Non-Statutory Stock Options, but shall be subject to the same termination provisions applicable to the originally granted Incentive Stock Options. The shares of Common Stock underlying an Incentive Stock Option may be sold in a disqualifying disposition under Section 421(b) of the Code. No Option shall be granted for a term of more than 10 years from the date of Grant. In the case of Incentive Stock Options granted to a 10% stockholder, the term of the Incentive Stock Option shall not exceed five years from the date of Grant.

The Committee shall determine the exercise price of each Option granted under the Plan. Non-Statutory Stock Options may be granted at any price determined by the Board even if the exercise price of the Non-Statutory Stock Options is at a price below the Fair Market Value of the Company’s Common Stock on the date of Grant. In the case of Incentive Stock Options, the following rules shall also apply:

(A)          The purchase price of an Incentive Stock Option may not be less than the Fair Market Value of the Common Stock at the time of Grant, except that in the case of a 10% Stockholder who receives an Incentive Stock Option, the purchase price may not be less than 110% of such Fair Market Value.

(B)       The aggregate fair market value (determined at the time the Option is granted) of the optioned stock for which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all such Plans of the Company and its subsidiaries) shall not exceed $100,000.

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SECTION 6. TOTAL NUMBER OF SHARES OF COMMON STOCK

The total number of shares of Common Stock reserved for issuance by the Company either directly or underlying Options granted under this Plan from inception to date is 30,000,000. The total number of shares of Common Stock reserved for such issuance may be increased only by a resolution adopted by the Board of Directors and amendment of the Plan. Stockholder approval of such increase or other Modification of the Plan within one year of Effective Date shall be required in the event Incentive Stock Options are granted or to be granted under the Plan. Common Stock issued under the Plan may be authorized and unissued or reacquired Common Stock of the Company.

SECTION 7. PURCHASE OF SHARES OF COMMON STOCK

7.1        As soon as practicable after the determination by the Committee of the Eligible Participants and the number of shares an Eligible Participant may be issued directly or granted pursuant to an Option, the Committee shall give written notice thereof to each Eligible Participant, which notice in the case of Option Grants shall be accompanied by the Grant of Option to be executed by such Eligible Participant. Upon vesting of Option, an Eligible Participant may exercise his right to an Option to purchase Common Stock by providing written notice as specified in the Grant of Option.

7.2        The exercise price for each Option to purchase shares of Common Stock pursuant to paragraph 7.1 shall be as determined by the Committee based upon the provisions contained in Section 5 herein, it being understood that the price so determined by the Committee may vary from one Eligible Participant to another.

SECTION 8. PAYMENT UPON EXERCISE OF OPTION OR DIRECT ISSUANCE

The Committee shall determine the terms of the Grant of Option and the exercise price or direct issue price for payment or services by each Participant for his shares of Common Stock granted thereunder. Such terms shall be set forth or referred to in the Grant of Option or resolution authorizing the share issuance. The terms and/or prices so set by the Committee may vary from one Participant to another. Options granted under the Plan may provide for the payment of the exercise price by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such Options, (ii) shares of Common Stock owned by the optionee having a Fair Market Value equal in amount to the exercise price of such Options, or (iii) any combination of (i) and (ii), provided, however, that payment of the exercise price by delivery of shares of Common Stock owned by such optionee may be made only upon the condition that such payment does not result in a charge to earnings for financial accounting purposes as determined by the Committee, unless such condition is waived by the Committee at anytime between the date of grant and the date of exercise. The Fair Market Value of any shares of Common Stock which may be delivered to the Company for payment of the exercise price upon exercise of an Option shall be determined by the Committee in the manner set forth in the Grant of Option. Reference is made to Section 14 which provides that the Committee may, in its discretion, have the Company make loans to option holders to pay the exercise price and/or in the case of Non-Statutory Stock Options, adopt additional cashless exercise provisions in form satisfactory to it, which provisions would be established at the time of Grant of each Non-Statutory Stock Option and incorporated into the Grant of Option.

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SECTION 9. DELIVERY OF SHARES OF COMMON STOCK UPON EXERCISE

The Company shall deliver to or on behalf of each Participant such number of shares of Common Stock as such Participant elects to purchase upon direct issuance or upon exercise of the Option. Such shares shall be fully paid and nonassessable upon the issuance thereof and shall be represented by a certificate or certificates registered in the name of the Participant and, if Restricted Stock, stamped with an appropriate legend referring to the restrictions thereon, as described in Section 11 herein.

SECTION 10. RIGHTS OF EMPLOYEES; NON-TRANSFERABILITY; EXERCISE OF OPTIONS; TERMINATION OF EMPLOYMENT; WITHHOLDING OBLIGATIONS

10.1        Employment. Nothing contained in the Plan or in any Stock Option, Restricted Stock award or other Common Stock award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company or any Affiliated Corporation, or interfere in any way with the right of the Company or any Affiliated Corporation, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of a Stock Option or other Common Stock award. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee at the time.

10.2        Non-transferability. No right or interest of any Participant in a Stock Option award shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Participant's death, a Participant's rights and interest in Stock Option awards shall be transferable by testamentary will or the laws of descent and distribution. Notwithstanding anything contained herein to the contrary, the Company shall permit the assignment or transfer of an Option to Optionee’s children, grandchildren, spouse or trusts established solely for their benefits (the “Family Members”), but only if the assignment or transfer is without consideration and the Option remains subject to the provisions of the Plan.

10.3       Exercise of Options. An Option granted under the Plan, to the extent vested, shall be exercisable at such time or times, whether or not in installments, as the Committee shall prescribe at the time the Option is granted. An Option which has become exercisable may be exercised in accordance with its terms as to any or all full shares purchasable under the provisions of the Option. The purchase price of the shares shall be paid upon the exercise of the Option in accordance with the provisions of the Grant of Option, and the Company shall not be required to deliver certificates for such shares until such payment has been made. Except as provided in Section 10.4, an Incentive Stock Option may not be exercised at any time unless the holder thereof is then an employee of the Company or any subsidiaries and shall have been continuously employed by the Company or any subsidiaries since the date of grant (As used in this Plan, the terms "employ" and "employment" shall be deemed to refer to employment as an employee in any such capacity, and "termination of employment" shall be deemed to mean termination of employment as an employee in all of such capacities and continuation of employment as an employee in none of such capacities.)

10.4       Termination of Employment. Except in the case of Optionee's death or disability as provided below, in the event of termination of employment of a person to whom an Incentive Stock Option has been granted under the Plan, notwithstanding the reason for termination (such as termination for cause, without cause or voluntary on the part of the Optionee,), any Incentive Stock Option held by him or a Family Member under the Plan, to the extent not theretofore exercised by the Optionee or Family Member, shall on the 30th day after termination of employment be null and void. Incentive Stock Options granted under the Plan shall not be affected by any change of employment so long as the holder continues in the employ of the Company or any subsidiaries. Nothing in the Plan or in any Option granted pursuant to the Plan shall confer on any individual any right to continue in the employ of the Company or any subsidiaries or affiliates or interfere in any way with the right of the Company or any subsidiaries or affiliates to terminate his employment or occupancy of any corporate office at any time.

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In the event of the death of an Optionee to whom an Incentive Stock Option has been granted under the Plan while he is in the employ of the Company or a subsidiary, such Incentive Stock Option may be exercised (to the extent of the number of shares covered by the Incentive Stock Option which were purchasable by the Optionee at the date of his death) by the lawful owner at any time within a period of six months after his death, but in no event after the day in which the Incentive Stock Option would otherwise terminate under the Grant of Option.

In the event of termination of employment of a person to whom an Incentive Stock Option has been granted under the Plan by reason of the disability of such person, the Optionee or his Family Member who is then the holder of the Option may exercise his Incentive Stock Option at any time within one year after such termination of employment but in no event after the day in which the Incentive Stock Option would otherwise terminate, to the extent of the number of shares covered by his Incentive Stock Option which were purchasable by him at the date of the termination of employment. In the case of Non-Statutory Options, the Committee shall determine at the time of Grant, all applicable termination provisions of Options, if any, and shall incorporate them into the Grant of Option.

10.5        Federal Income Tax or Other Withholding Amounts. In respect to the direct issuance of Common Stock or the exercise of Non-Statutory Stock Options or any Incentive Stock Options which fail to qualify as such for any reason, any required federal income tax or other withholding amount shall be paid (in full) by the Option Holder or Family Member as the case may be, to the Company in cash or by certified check at the time required by applicable federal and/or other laws. The Company shall not be required to deliver certificates for such shares until all such payments have been made, and until the Company has had an opportunity (at its sole discretion) to obtain verification from the Option Holder that all federal income tax or other withholding amounts have been properly calculated and paid.

SECTION 11. GENERAL RESTRICTIONS

11.1        Restrictive Legend. All shares of Common Stock issued or issuable under this plan, unless qualified as Registered Stock as defined in Section 2 hereinabove, shall be restricted, and certificates representing the shares shall bear a restrictive legend reading substantially as follows:

The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares have been acquired for investment and may not be sold, transferred or pledged in the absence of an effective registration statement for these shares under the Securities Act of 1933 or an opinion of the Company's counsel that registration is not required under said Act.

The Company may, at its option, register the Registered Stock on a Form S-8 Registration Statement, or other appropriate form of registration statement, for exercise and subsequent sale in accordance with the 1933 Act.

11.2        Investment Representations. The Company may require any person to whom a Stock Option, Restricted Stock award, or other Common Stock award is granted, as a condition of exercising such Stock Option, or receiving such Restricted Stock award, or other Common Stock award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Common Stock subject to the Stock Option, Restricted Stock award, or other Common Stock award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

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11.3       Compliance with Securities Laws. Each Stock Option and Stock Grant shall be subject to the requirement that if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Stock Option or Stock Grant upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Stock Option or Stock Grant may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

11.4        Limitation of Rights in the Underlying Shares. A holder of an Option shall not be deemed for any purpose to be a stockholder of the Company with respect to such Option except to the extent that such Option shall have been exercised with respect thereto and, in addition, a stock certificate shall have been issued theretofore and delivered to the holder.

SECTION 12. BURDEN AND BENEFIT

The terms and provisions of this Plan shall be binding upon, and shall inure to the benefit of, each Participant, his executives or administrators, heirs, and personal and legal representatives and Family Members who become lawful transferees of Options granted hereunder.

SECTION 13. PLAN BINDING UPON LAWFUL TRANSFEREES

In the event of an Optionee’s death and Options are to be transferred to the Optionee’s legal heirs and distributors, or in the event of transfers during the Optionee’s lifetime to his Family Members, such parties shall take such Options subject to all provisions and conditions of this Plan, and, as a condition precedent to the transfer of such Options, such parties shall agree to be bound by all provisions of this Plan.

SECTION 14. LOANS/ADDITIONAL CASHLESS EXERCISE PROVISIONS

At the discretion of the Committee, the Company may loan to the Optionee some or all of the purchase price of the shares acquired upon exercise of an Option granted under the Plan. The Committee, in its sole discretion, may also grant Non-Statutory Stock Options with payment of the exercise price to be made (but not within the first six months from the date of Grant) through additional cashless exercise provisions to be established by the Committee and set forth in the Grant of Option.

SECTION 15. CHANGES IN CAPITAL STRUCTURE OF THE COMPANY

Subject to compliance with the requirements for qualification of the Plan and of the Options issued or to be issued thereunder as "Incentive Stock Options" under applicable provisions of federal laws and regulations, the aggregate number and class of shares as to which Options may be granted under the Plan, the number and class of shares covered by each outstanding Option and the price per share thereof (but not the total price), and each such Option, shall all be proportionately adjusted for any recapitalization or reclassification, and any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any dividends in Common Stock, or any other increase or decrease in the number of issued shares of Common Stock of the Company without receipt of consideration by the Company.

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In the event that the outstanding shares of Common Stock are increased, decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation (or entity) by reason of any reorganization, merger, or consolidation, appropriate adjustment shall be made in accordance with Section 424(a) of the Code, in the number and kind of shares as to which Options may be granted under the Plan and as to which outstanding options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the grantee shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such Options and with a corresponding adjustment in the exercise price per share.

In addition, unless otherwise determined by the Committee in its sole discretion, in the case of any (i) sale or conveyance to another entity of all or substantially all of the property and assets of the Company or (ii) Change in Control (as hereinafter defined) of the Company, the purchaser(s) of the Company’s assets or stock may, in his, her or its discretion, deliver to the Optionee the same kind of consideration that is delivered to the stockholders of the Company as a result of such sale, conveyance or Change in Control, or the Committee may cancel all outstanding options in exchange for consideration in cash or in kind which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the Optionee would have received had the Option been exercised (to the extent then exercisable) and no disposition of the shares acquired upon such exercise had been made prior to such sale, conveyance or Change in Control, less the exercise price therefor. Upon receipt of such consideration, the Options shall immediately terminate and be of no further force and effect. The value of the stock or other securities the grantee would have received if the Option had been exercised shall be determined in good faith by the Committee, and in the case of shares of Common Stock, in accordance with the determination of Fair Market Value of Common Stock as set forth herein.

The Committee shall also have the power and right to accelerate the exercisability of any Options, notwithstanding any limitations in this Plan or in the Grant of Option, upon such a sale, conveyance or Change in Control. Upon such acceleration, any options or portion thereof originally designated as Incentive Stock Options that no longer qualify as Incentive Stock Options under Section 422 of the Code as a result of such acceleration shall be redesignated as Non-Statutory Stock Options.

A “Change in Control” shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than fifty (50%) percent of the then outstanding Common Stock, shall acquire such additional shares of Common Stock in one or more transactions, or series of transactions, such that following such transaction(s), such person or group and affiliates beneficially own fifty (50%) percent or more of the Common Stock outstanding.

If by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the Committee shall authorize the issuance or assumption of Option(s) in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Committee may grant Option(s) upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old option, or substitution of a new Option for the old Option, in conformity with the provisions of such Section 424(a) of the Code and the Regulations thereunder, and any such option shall not reduce the number of shares otherwise available for issuance under the Plan.

No fraction of a share shall be purchasable or deliverable upon the exercise of any Option, but in the event any adjustment hereunder in the number of shares covered by the Option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

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SECTION 16. PLAN MODIFICATION AND AMENDMENT

Modifications or other amendments to the Plan may be made by the stockholders of the Company. The Plan may also be amended by the Committee; provided, however, that if Incentive Stock Options are granted or to be granted under the Plan, no amendment which shall constitute a Modification shall be effective unless approved by the stockholders of the Company within 12 months before or after the adoption of the Modification. No termination, Modification, or amendment of the Plan, may, without the consent of the optionee to whom any Option shall theretofore have been granted, adversely affect the rights of such optionee under such Option; nor shall any such Modification or amendment be deemed to effect a Modification, extension or renewal of any Incentive Stock Option previously granted except pursuant to an express written agreement to such effect, executed by the Company and the optionee.

SECTION 17. EFFECTIVE DATE OF THE PLAN

17.1        Effective Date. The Plan is effective as of December 17, 2018.

17.2        Duration of the Plan. The Plan shall terminate at midnight on December 17, 2028 which is the day before the tenth anniversary of the Effective Date and may be terminated prior thereto by action of the Committee of Directors; and no Stock Option, Restricted Stock Award or other Common Stock award shall be granted after such termination. Stock Options, Restricted Stock Awards and other Common Stock awards outstanding at the time of the Plan termination may continue to be exercised, or become free of restrictions, in accordance with their terms.

Executed as a sealed instrument as of the 17th day of December, 2018.

MOBIQUITY TECHNOLOGIES, INC.

By:
Dean L. Julia, Chief Executive Officer

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APPENDIX A

FORM OF

GRANT OF OPTION PURSUANT TO THE

MOBIQUITY TECHNOLOGIES, INC.

2018 EMPLOYEE BENEFIT AND CONSULTING SERVICES COMPENSATION PLAN

Mobiquity Technologies, Inc., a New York corporation (the “Company"), hereby grants to _____________________________ ("Optionee") an Incentive (Non-Statutory) Stock Option to purchase ___________ shares of common stock, $.0001 par value (the "Shares") of the Company at the purchase price of $______ per share (the "Purchase Price"). This Grant of Option is exercisable in whole or in part at the principal offices of the Company and upon payment in cash or shares of the Company’s Common Stock as permitted under the Plan, or in the case of a Non-Statutory Stock Option, through the cashless exercise provisions established by the Committee at the time of Grant and set forth below or in Appendix I.

This Option is granted pursuant to the 2018 Employee Benefit and Consulting Services Compensation Plan (the “Plan”), a copy of which is appended hereto. This Option, if it is an Incentive Stock Option, shall be terminated pursuant to the provisions contained in Section 10.4 of the Plan. This Option, if it is a Non-Statutory Stock Option Plan, shall be terminated pursuant to provisions, if any, set forth by the Committee or the Committee, as the case may be, in the minutes approving the Grant of Options described herein. Such termination provisions shall be annexed hereto as Appendix I and are incorporated herein.

Subject to the preceding paragraph, this Grant of Option, or any portion thereof, may be exercised only to the extent vested per Appendix I, and must be exercised by Optionee or Optionee’s permitted transferees as described in the Plan no later than ___________________ (the “Expiration Date”) by (i) notice in writing, sent by facsimile copy to the Company at its address set forth above; and (ii) payment of the Purchase Price pursuant to the terms of this Grant of Option and the Company’s Plan. The notice must refer to this Grant of Option, and it must specify the number of shares being purchased, and recite the consideration being paid therefor. Notice shall be deemed given on the date on which the notice is delivered to the Company by facsimile transmission bearing an authorized signature of Optionee.

This Grant of Option shall be considered validly exercised once the Company has received written notice of such exercise and payment therefor has been received and in the case of checks or money orders, has cleared the banking system.

If Optionee fails to exercise this Grant of Option in accordance with this Agreement, then this Agreement shall terminate and have no force and effect, in which event the Company and Optionee shall have no liability to each other with respect to this Grant of Option.

This Grant of Option may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Execution and delivery of this Grant of Option by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Grant of Option by such party. Such facsimile copies shall constitute enforceable original documents.

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The validity, construction and enforceability of this Grant of Option shall be construed under and governed by the laws of the State of New York, without regard to its rules concerning conflicts of laws, and any action brought to enforce this Grant of Option or resolve any controversy, breach or disagreement relative hereto shall be brought only in a court of competent jurisdiction within the county of ________________, New York.

The Shares may not be sold, assigned, transferred or permitted to be transferred, whether voluntarily, involuntarily or by operation of law, delivered, encumbered, pledged, hypothecated or otherwise disposed of until (i) the Shares have been registered with the Securities and Exchange Commission pursuant to an effective registration statement on Form S-8, or such other form of registration statement as may be appropriate, in the discretion of the Company; or (ii) an Opinion of Counsel, satisfactory to the Company, has been received, which opinion sets forth the basis and availability of any exemption for resale or transfer from federal or state securities registration requirements.

This Grant of Option may not be assigned, transferred or hypothecated (except as permitted under the Plan) and any other purported assignment, transfer or hypothecation shall be void ab initio and shall be of no force or effect.

For purposes of any applicable cashless exercise provisions of this Option, the “fair market value” per Share shall mean the market price of one share of Common Stock on the last business day before the effective date of exercise of the Option. If the Common Stock is then traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the NASDAQ Stock Market (the “NASDAQ Market”), the market price as of a specified day shall be the last reported sale price of one share of Common Stock on such exchange or on the NASDAQ Market on such date or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange or on the NASDAQ Market. If the Common Stock is not so listed or admitted to unlisted trading privileges the market price as of a specified day shall be the mean of the last bid and asked prices for one share of Common Stock reported on such date (x) by the NASD or (y) if reports are unavailable under clause (x) above by the National Quotation Bureau Incorporated. If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not reported, the market price of one share of Common Stock as of a specified day shall be determined in good faith by written resolution of the Board of Directors of the Company or the Committee.

The Shares __________________ [insert appropriate language: “have” or “have not”] been registered with the Securities and Exchange Commission pursuant to a registration statement on Form S-8.

IN WITNESS WHEREOF, this Grant of Option has been executed effective as of ____________________, 20___.

MOBIQUITY TECHNOLOGIES, INC.

NOT FOR EXECUTION

By: _____________________________________
(Authorized Executive Officer)

OPTIONEE:

NOT FOR EXECUTION

________________________________

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APPENDIX I

[Describe termination provisions of Non-Statutory Stock Options]

Grant of Option pursuant to MOBIQUITY TECHNOLOGIES, INC. 2018 Employee Benefit and Consulting Services Compensation Plan, dated

December 17, 2018.

Optionee: __________________________

Options Granted: __________________________

Purchase Price: $_________________ per Share

Date of Grant: ___________________________

Exercise Period: ____________ to ____________

Vesting Schedule:	option on # of shares	date vested (assuming continued employee or consultant status, etc.)

	___________	___________
	___________	___________
	___________	___________
	___________	___________
	___________	___________

Vested Options Exercised to Date: __________ (including this exercise)

Balance of Vested Options to be Exercised: __________

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CASHLESS EXERCISE PROVISIONS APPLICABLE ONLY TO

NON-STATUTORY STOCK OPTIONS AT DISCRETION

OF COMMITTEE AT TIME OF GRANT

“Cashless Right to Convert Non-Statutory Stock Option into Stock Net Issuance. In addition to and without limiting the rights of the Holder under the terms of this Non-Statutory Stock Option, the Holder may elect to exercise this Option (but not within the first six months from the date of Grant) with respect to then Vested Shares (the “Conversion Right”), the aggregate value of which Vested Shares shall be equal to the “in-the-money” value of this Option or the portion thereof being converted as set forth below. The Conversion Right may be exercised by the Holder by surrender of this Option at the principal office of the Company together with notice of the Holder’s intention to exercise the Cashless Conversion Right, in which event the Company shall issue to the Holder a number of Vested Shares computed using the following formula.

X= Y (A-B)

A

Where: X The number of Vested Shares to be issued to the Holder.

Y       The number of Vested Shares representing the portion of this

Option that is being converted and cancelled in payment of

Shares issued to the Holder.

A       The fair market value of one Share of Common Stock of the

Company.

B       The Exercise Price (as adjusted to the date of such

calculations).

For example, if an Option Holder has 3,000 Options exercisable at $3.00 per share, 2,000 Options are vested, the market value is $6.00 per share and the holder desires to convert the Option to the extent vested through the cashless exercise provisions, the Holder would receive 1,000 Vested Shares upon conversion and cancellation of the 2,000 Options.

(X=Y (A-B) = 2,000 ($6.00 - $3.00) = 1,000)”

      A                                  6.00

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NOTICE OF EXERCISE

(TO BE SIGNED ONLY UPON EXERCISE OF THE OPTION)

TO: MOBIQUITY TECHNOLOGIES, INC. ("Optionor")

The undersigned, the holder of the Grant of Option described above, hereby irrevocably elects to exercise the purchase rights represented by such Grant of Option for, and to purchase thereunder, _________ shares of the Common Stock of Mobiquity Technologies, Inc., and herewith makes payment of _____________________________________ therefor. Optionee requests that the certificates for such shares be issued in the name of Optionee and be delivered to Optionee at the address of ____________________________________________________, and if such shares shall not be all of the shares purchasable hereunder, represents that a new Subscription of like tenor for the appropriate balance of the shares, or a portion thereof, purchasable under the Grant of Option pursuant to the Mobiquity Technologies, Inc. 2018 Employee Benefit and Consulting Services Compensation Plan to be delivered to Optionor when and as appropriate.

OPTIONEE:

Dated: ______________________	____________________________

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ANNEX C

ACTIONS BY WRITTEN CONSENT

OF THE STOCKHOLDERS OF

MOBIQUITY TECHNOLOGIES, INC.

This written consent is solicited by the Board of Directors of Mobiquity Technologies, Inc. The undersigned hereby revokes any consent or consents heretofore given. This consent may be revoked at any time before 5:00 p.m. (Eastern Time), on February 6, 2019, unless the solicitation period is shortened or extended by the Company in its sole discretion.

Action #1

The undersigned, being a stockholder of Mobiquity Technologies, Inc., a New York corporation (the “Company”), as of December 31, 2018, acknowledges receipt of the Notice of Consent Solicitation dated January 4, 2019, and Consent Solicitation Statement (collectively, the “Consent Solicitation Statement”) and hereby consents (by checking the FOR box) or withholds consent (by checking the AGAINST or ABSTAIN box) to the approval of an amendment to the Company’s Certificate of Incorporation (the “Certificate of Incorporation”) as follows:

RESOLVED, that the Certificate of Incorporation be amended, for the purposes of effecting an increase in the number of authorized shares of the Company’s Common Stock from 900,000,000 shares to 2,000,000,000 shares, by amending and restating Article FOURTH of the Certificate of Incorporation in its entirety as follows:

“FOURTH. The total number of shares of stock which the corporation shall have authority to issue is two billion and five million (2,005,000,000), of which two billion (2,000,000,000) shares, par value of one-tenth of a mil ($.0001) each, amounting in the aggregate to two hundred thousand ($200,000) dollars, shall be common stock and of which five million (5,000,000) shares, par value of one-tenth of a mil ($.0001) each, amounting in the aggregate to five hundred ($500) dollars, shall be preferred stock.

The voting powers, designations, preferences and relative, participating optional or other rights, if any, and the qualifications, limitations or restrictions, if any, of the preferred stock, in one or more series, shall be fixed by one or more resolutions providing for the issue of such stock adopted by the Corporation's board of directors, in accordance with the provisions of Section 502 of the Business Corporation Law of New York and the board of directors is expressly vested with authority to adopt one or more such resolutions.”

☐ CONSENT (“FOR”)	☐ CONSENT WITHHELD (“AGAINST”)	☐ ABSTAIN

Action #2

The undersigned, being a stockholder of Mobiquity Technologies, Inc., a New York corporation (the “Company”), as of December 31, 2018, acknowledges receipt of the Notice of Consent Solicitation dated January 4, 2019, and Consent Solicitation Statement (collectively, the “Consent Solicitation Statement”) and hereby consents (by checking the FOR box) or withholds consent (by checking the AGAINST or ABSTAIN box) to the approval of the 2018 Employee Benefit and Compensation Plan with 30 million common shares underlying said Plan as follows:

RESOLVED, that the Stockholders ratify, adopt and approve the 2018 Plan with 30 million common shares underlying said Plan in the form presented to the shareholders.

☐ CONSENT (“FOR”)	☐ CONSENT WITHHELD (“AGAINST”)	☐ ABSTAIN

By signing and returning this Actions by Written Consent form, the undersigned stockholder will be deemed to have voted all shares of capital stock owned by the undersigned in the manner directed above with respect to the proposed amendment. If the undersigned stockholder signs and returns this consent but does not check a box, the undersigned will be deemed to have consented FOR approval of the proposed amendment.

Please execute this written consent as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [Please sign within the box]	Date

Signature [Please sign within the box]	Date

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